UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 14, 2018
Date of Report (Date of earliest event reported)

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FCB FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-36586	27-0775699
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
2500 Weston Road, Suite 300
Weston, Florida 33331
(Address of principal executive offices)
(954) 984-3313
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 14, 2018, FCB Financial Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) and the following proposals were voted on:
Proposal No. 1: To amend and restate the FCB Financial Holdings, Inc. Restated Certificate of Incorporation to eliminate the classified structure of the board of directors and to eliminate the supermajority voting requirement for amendments to certain provisions of our Restated Certificate of Incorporation;
Proposal No. 2: To elect (a) all eleven directors, each of which is identified in the Proxy Statement, for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders, if the stockholders approve the proposal to amend and restate the Restated Certificate of Incorporation, or (b) four Class I directors, each of which is identified in the Proxy Statement, for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders, if the stockholders do not approve the proposal to amend and restate the Restated Certificate of Incorporation;
Proposal No. 3:  To approve, on a nonbinding advisory basis, the compensation of our named executive officers (commonly referred to as “say-on-pay”); and,
Proposal No. 4:  To ratify the Audit Committee’s selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018;
Each proposal is described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 4, 2018. The results of such stockholder votes are set forth below.
Proposal No. 1: The proposal to amend and restate the FCB Financial Holdings, Inc. Restated Certificate of Incorporation to eliminate the classified structure of the board of directors and to eliminate the supermajority voting requirement for amendments to certain provisions of our Restated Certificate of Incorporation received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
40,757,017	3,368	6,216	1,784,907

Proposal No. 2: All eleven director nominees were elected to the Board for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders based on the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Vincent S. Tese	32,836,297	7,930,304	1,784,907
Les J. Lieberman	37,977,694	2,788,907	1,784,907
Kent S. Ellert	39,504,403	1,262,198	1,784,907
Alan S. Bernikow	27,018,786	13,747,815	1,784,907
Thomas E. Constance	35,712,860	5,053,741	1,784,907
Howard R. Curd	24,729,534	16,037,067	1,784,907
Gerald Luterman	24,606,311	16,160,290	1,784,907
William L. Mack	36,633,871	4,132,730	1,784,907
Paul Anthony Novelly	20,838,792	19,927,809	1,784,907
Stuart I. Oran	35,647,475	5,119,126	1,784,907
Frederic Salerno	24,720,730	16,045,871	1,784,907

In connection with the amendment and restatement of the Restated Certificate of Incorporation to eliminate the classified structure of the board of directors, directors in Class II and Class III were treated as resigning prior to the expiration of their previously scheduled multi-year terms and were re-elected by stockholders to new one-year terms.

Proposal No. 3:  The proposal to approve, on a nonbinding advisory basis, the compensation of our named executive officers (commonly referred to as “say-on-pay”) received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,499,218	27,160,724	106,659	1,784,907

Proposal No. 4:  The proposal to ratify the Audit Committee’s selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
42,347,859	181,922	21,727	—

Item 9.01 Financial Statements and Exhibits

3.2	Amended and Restated Certificate of Incorporation dated May 14, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCB FINANCIAL HOLDINGS, INC.

Date:	May 15, 2018	/s/ Jack Partagas
Jack Partagas
Senior Vice President and Chief Financial Officer